EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 to the Annual Report of Paradise Music and Entertainment, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly Hickel, Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 19, 2004                 /S/ KELLY HICKEL
                                      -----------------
                                      Kelly Hickel
                                      Chairman of the Board
                                      (Principal Executive Officer, Principal
                                      Financial Officer, Principal Accounting
                                      Officer)